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                                                                   Exhibit 10.34


                            ASSET PURCHASE AGREEMENT



                          Dated as of January 19, 2001

                                  by and among

                             HanoverTrade.com, Inc.,

                     Hanover Capital Mortgage Holdings, Inc.

                         Pamex Capital Partners, L.L.C.

                                       and

                    The Members of Pamex Capital Partners LLC
                    (as listed on the signature pages hereof)
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                                TABLE OF CONTENTS

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ARTICLE I. DEFINITIONS..........................................................................................       1

       Section 1.01.  Definitions...............................................................................       1

ARTICLE II. PURCHASE AND SALE...................................................................................       6

       Section 2.01.  Sale and Delivery of Assets...............................................................       6
       Section 2.02.  Assumption of Liabilities.................................................................       8
       Section 2.03.  Further Assurances........................................................................       9
       Section 2.04.  Purchase Price............................................................................       9
       Section 2.05.  Allocation of Purchase Price..............................................................      12

ARTICLE III. CLOSING............................................................................................      12

       Section 3.01.  Closing...................................................................................      12
       Section 3.02.  Closing Deliveries........................................................................      12

ARTICLE IV. REPRESENTATIONS AND WARRANTIES AS TO THE COMPANY....................................................      14

       Section 4.01.  Organization and Good Standing............................................................      14
       Section 4.02.  Subsidiaries..............................................................................      14
       Section 4.03.  Execution and Effect of Agreement.........................................................      14
       Section 4.04.  No Conflicts; Consents....................................................................      15
       Section 4.05.  Financial Statements......................................................................      15
       Section 4.06.  No Undisclosed Liabilities................................................................      16
       Section 4.07.  No Material Adverse Change; No Distributions..............................................      16
       Section 4.08.  Assets....................................................................................      16
       Section 4.09.  Taxes.....................................................................................      16
       Section 4.10.  Intellectual Property.....................................................................      17
       Section 4.11.  Permits; Compliance with Law..............................................................      18
       Section 4.12.  Real Property; Leases of Real Property....................................................      18
       Section 4.13.  Insurance.................................................................................      19
       Section 4.14.  Contracts.................................................................................      19
       Section 4.15.  Personal Property.........................................................................      20
       Section 4.16.  Restrictions..............................................................................      20
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       Section 4.17.  Litigation; Consents......................................................................      20
       Section 4.18.  Environmental Matters.....................................................................      21
       Section 4.19.  Compensation; Employment Agreements.......................................................      21
       Section 4.20.  Business Conduct..........................................................................      22
       Section 4.21.  Transactions with Affiliates..............................................................      23
       Section 4.22.  No Brokers................................................................................      23
       Section 4.23.  Customers and Suppliers...................................................................      23
       Section 4.24.  Disclosure................................................................................      24

ARTICLE V. REPRESENTATIONS AND WARRANTIES OF THE MEMBERS........................................................      24

       Section 5.01.  Title; Agreements.........................................................................      24
       Section 5.02.  Execution and Effect of Agreement.........................................................      24
       Section 5.03.  No Violation..............................................................................      24
       Section 5.04.  Litigation; Claims........................................................................      25
       Section 5.05.  Consents..................................................................................      25
       Section 5.06.  No Brokers................................................................................      25
       Section 5.07.  Investment Representations................................................................      25
       Section 5.08.  Disclosure................................................................................      26

ARTICLE VI. REPRESENTATIONS AND WARRANTIES OF THE PURCHASER.....................................................      27

       Section 6.01.  Organization and Good Standing............................................................      27
       Section 6.02.  Execution and Effect of Agreement.........................................................      27
       Section 6.03.  No Violation..............................................................................      27
       Section 6.04.  Consents..................................................................................      28
       Section 6.05.  No Brokers................................................................................      28
       Section 6.06.  Disclosure................................................................................      28

ARTICLE VI.A REPRESENTATIONS AND WARRANTIES OF HANOVER..........................................................      28

       Section 6A.01.  Organization and Good Standing...........................................................      28
       Section 6A.02.  Execution and Effect of Agreement........................................................      29

ARTICLE VII. CONDITIONS PRECEDENT TO THE OBLIGATIONS OF THE COMPANY AND THE MEMBERS.............................      29

       Section 7.01.  Representations and Warranties............................................................      29
       Section 7.02.  Performance of Obligations................................................................      29
       Section 7.03.  No Litigation.............................................................................      29
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       Section 7.04.  No Material Adverse Effect................................................................      30
       Section 7.05.  Opinion of Counsel........................................................................      30
       Section 7.06.  Consents and Approvals....................................................................      30
       Section 7.07.  Employment Agreements.....................................................................      30

ARTICLE VIII. CONDITIONS PRECEDENT TO THE OBLIGATIONS OF THE PURCHASER..........................................      30

       Section 8.01.  Representations and Warranties............................................................      30
       Section 8.02.  Performance of Obligations................................................................      31
       Section 8.03.  No Litigation.............................................................................      31
       Section 8.04.  No Material Adverse Effect................................................................      31
       Section 8.05.  Opinion of Counsel........................................................................      31
       Section 8.06.  Consents and Approvals....................................................................      31
       Section 8.07.  Employment Agreements.....................................................................      32

ARTICLE IX. POST-CLOSING COVENANTS..............................................................................      32

       Section 9.01.  Change of Name............................................................................      32
       Section 9.02.  Records...................................................................................      32
       Section 9.03.  Further Assurances........................................................................      32

ARTICLE X. INDEMNIFICATION......................................................................................      32

       Section 10.01.  Obligations of the Company and the Members...............................................      32
       Section 10.02.  Obligations of the Purchaser.............................................................      33
       Section 10.03.  Tax Indemnification......................................................................      33
       Section 10.04.  Procedure for Third Party Claims.........................................................      34
       Section 10.05.  Survival.................................................................................      35
       Section 10.06.  Remedies.................................................................................      35
       Section 10.07.  Right to Set-Off Contingent Consideration................................................      36

ARTICLE XI. GENERAL PROVISIONS..................................................................................      36

       Section 11.01.  Cooperation..............................................................................      36
       Section 11.02.  Press Releases; Confidentiality..........................................................      36
       Section 11.03.  Expenses.................................................................................      38
       Section 11.04.  Amendments and Waivers...................................................................      38
       Section 11.05.  Successors and Assigns...................................................................      38
       Section 11.06.  No Third Party Beneficiaries.............................................................      38
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       Section 11.07.  Choice of Law............................................................................      39
       Section 11.08.  Notices..................................................................................      39
       Section 11.09.  Severability.............................................................................      40
       Section 11.10.  Entire Agreement.........................................................................      40
       Section 11.11.  Construction.............................................................................      40
       Section 11.12.  Titles and Subtitles.....................................................................      40
       Section 11.13.  Counterparts.............................................................................      41
       Section 11.14.  Tax Matters..............................................................................      41

EXHIBITS

       Exhibit A - Wire Instructions............................................................................      A-1
       Exhibit B - Allocation of Purchase Price.................................................................      B-1
       Exhibit C - Bill of Sale.................................................................................      C-1
       Exhibit D - Assignment and Assumption Agreement..........................................................      D-1
       Exhibit E - Form of Employment Agreements................................................................      E-1
       Exhibit F - Form of Opinion of Purchaser's Counsel.......................................................      F-1
       Exhibit G - Form of Opinion of Company's Counsel.........................................................      G-1
       Exhibit H - List of Members and Membership Interests.....................................................      H-1

SCHEDULES
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                            ASSET PURCHASE AGREEMENT

         THIS ASSET PURCHASE AGREEMENT (this "Agreement"), dated as of January 19, 2001, is by and among HanoverTrade.com, Inc., a corporation duly organized and existing under the laws of Delaware (the "Purchaser"), Hanover Capital Mortgage Holdings, Inc., a corporation duly organized and existing under the laws of Maryland ("Hanover"), Pamex Capital Partners, LLC, a limited liability company duly organized and existing under the laws of New Jersey (the "Company"), and each of the members of the Company (each a "Member" and collectively, the "Members") as listed on the signature pages hereof, being the beneficial owners of all of the membership interests of the Company on the date hereof.

                                 R E C I T A L S

         WHEREAS, the Purchaser desires to purchase, and the Company desires to sell, certain of the assets of the Company as set forth below for the consideration set forth below subject to the terms and conditions of this Agreement;

         NOW, THEREFORE, in consideration of the foregoing and the premises and mutual covenants hereinafter contained, the parties hereto agree as follows:

                                   ARTICLE I.

                                   DEFINITIONS

SECTION 1.01.  DEFINITIONS.

         As used in this Agreement, the following terms shall have the indicated meanings:

         "ACTION" has the meaning specified in Section 10.04 of this Agreement.

         "AFFILIATE" as to a specified Person, means a Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by or is under common control with, the Person specified.

         "AGREEMENT" has the meaning specified in the first paragraph of this Agreement.

         "ASSETS" has the meaning specified in Section 2.01 of this Agreement.

         "ASSIGNMENT AND ASSUMPTION AGREEMENT" has the meaning specified in
Section 3.02 of this Agreement.

         "ASSUMED CONTRACTS" has the meaning specified in Section 2.01 of this Agreement.

         "ASSUMED LIABILITIES" has the meaning specified in Section 2.02 of this Agreement.


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         "BALANCE SHEET" shall mean the unaudited Balance Sheet of the Company at December 31, 2000.

         "BALANCE SHEET DATE" shall mean December 31, 2000.

         "BANKRUPTCY AND EQUITY EXCEPTIONS" has the meaning specified in Section
4.03 of this Agreement.

         "BEST EFFORTS" shall mean reasonable good faith efforts but shall in no event require the commencement of litigation against any third party or the payment of any fees to any third party.

         "BILL OF SALE" has the meaning specified in Section 3.02 of this Agreement.

         "BUSINESS DAY" shall mean any weekday on which commercial banks in New York City are open. Any action, notice or right which is to be exercised or lapses on or by a given date which is not a Business Day may be taken, given or exercised, and shall not lapse, until the end of the next Business Day.

         "CERCLA" has the meaning specified in the definition of Hazardous Materials.

         "CLOSING" has the meaning specified in Section 3.01 of this Agreement.

         "CLOSING DATE" has the meaning specified in Section 3.01 of this Agreement.

         "COBRA" shall mean the Consolidated Omnibus Budget Reconciliation Act of 1985.

         "CODE" shall mean the Internal Revenue Code of 1986, as amended.

         "COMMISSION" shall mean the Securities and Exchange Commission.

         "COMPANY" has the meaning specified in the first paragraph of this Agreement.

         "CONSENTS" has the meaning specified in Section 4.17 of this Agreement.

         "CONTINGENT CONSIDERATION STATEMENT" has the meaning specified in
Section 2.04(e) of this Agreement.

         "EMPLOYMENT AGREEMENTS" has the meaning specified in Section 3.02 of this Agreement.

         "ENCUMBRANCES" has the meaning specified in Section 2.01 of this Agreement.

         "ENVIRONMENTAL LAWS" shall mean any federal, state, or local law, ordinance, regulation, order or permit pertaining to the environment, natural resources or public health or safety as presently in effect or as amended as of the Closing Date.


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         "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended.

         "EXCESS REVENUE" has the meaning specified in Section 2.04 of this Agreement.

         "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended.

         "FINANCIAL STATEMENTS" shall mean the unaudited Balance Sheet of the Company at December 31, 2000 and the related Statements of Income and Cashflow for the Company for the year then ended and the audited financial statements for the years ended December 31, 1999, 1998 and 1997. Unaudited financial statements for the year ended December 31, 2000 shall include all footnotes required under GAAP for audited annual financial statements, except that Purchaser may provide written authorization to abridge footnotes as specified in Schedule 4.05.

         "GAAP" shall mean generally accepted accounting principles in the United States as in effect from time to time as set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and the statements and pronouncements of the Financial Accounting Standards Board which are applicable to the circumstances as of the date of the determination consistently applied.

         "GOVERNMENTAL AUTHORITY" shall mean any governmental, regulatory or administrative body, agency, subdivision or authority, any court or judicial authority, or any public, private or industry regulatory authority, whether national, Federal, state, local or otherwise.

         "HANOVER" shall mean Hanover Capital Mortgage Holdings, Inc., a Maryland corporation.

         "HANOVER COMMON STOCK" has the meaning specified in Section 2.05(a).

         "HAZARDOUS MATERIALS" shall mean hazardous wastes as presently defined by the Resource Conservation and Recovery Act of 1976, 42 U.S.C. Section 6901 et. seq., as amended, and regulations promulgated thereunder and hazardous substances as presently defined by the Comprehensive Environmental Response, Compensation and Liability Act of 1980, 42 U.S.C. Section 9601 et seq., as amended ("CERCLA" or "Superfund") and regulations promulgated thereunder, and shall also include any substance, material or waste (regardless of physical form or concentration) that is regulated, listed or identified under any Environmental Law which is or was applicable to the operations of the Company and any other substance, material or waste (regardless of physical form or concentration) which is or may become hazardous or toxic to living things or the environment.

         "HIPAA" shall mean the Health Insurance Portability and Accountability Act of 1996.

         "INDEMNIFIED PERSON" has the meaning specified in Section 10.04 of this Agreement.

         "INDEMNIFYING PERSON" has the meaning specified in Section 10.04 of this Agreement.


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         "INTELLECTUAL PROPERTY" has the meaning specified in Section 2.01 of this Agreement.

         "LEASE" or "LEASES" has the meaning specified in Section 4.12 of this Agreement.

         "KNOWLEDGE" shall mean, as to the Company, the actual knowledge of the Members.

         "MATERIAL ADVERSE EFFECT" has the meaning specified in Sections 7.04 and 8.04 of this Agreement.

         "MEMBER" or "MEMBERS" has the meaning specified in the first paragraph of this Agreement.

         "MEMBER INDEMNIFIED PERSON" has the meaning specified in Section 10.02 of this Agreement.

         "NAME" has the meaning specified in Section 2.01 of this Agreement.

         "PAMEX GROUP" shall mean James M. Leber, Alan E. Lawrence, Frank M. Corr, Kevin J. Bailey, John B. Craig, Roberta M. Graffeo, Thomas W. Charles, Robert A. Lawrence, Robert F. Thompson, Erik Rand and Theodore A. Krug as well as any salesperson hired to replace one of the original members of the Pamex Group. The Pamex Group shall at no time exceed 11 individuals without the prior consent of Purchaser.

         "PAMEX REVENUE" shall mean the sum of:

         (a) The following gross revenue, whether sourced or originated by the Pamex Group or by any other employees of the Purchaser:

                  (i) gross revenue from all loan sale advisory and brokering transactions executed by the Purchaser in which the seller is not a government agency;

                  (ii) gross revenue from all loan sale advisory and brokering transactions executed by the Purchaser in which the seller is the Federal Deposit Insurance Corporation;

                  (iii) gross revenue from that certain loan sale advisory contract between Pamex and the Department of Housing and Urban Development dated as of _______________.

         (b) Net revenues from any contracts executed by the Purchaser or Hanover Capital Partners Ltd. for (i) loan file due diligence reviews or (ii) deliveries of loans by a third party to FNMA or FHLMC, but only if such contracts were entered into as a result of contacts initiated by one or more members of the Pamex Group. Net revenues from such consulting contracts shall be equal to the gross billings for such contracts less the reasonable allocation of the variable and fixed direct expenses associated with performing services under such contracts.


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         (c) The following allocation of revenues from principal
transactions executed as a result of the activities of the Pamex Group, as follows:

                  (i) if a loan portfolio is bought and sold on the same day in a riskless transaction, then all of the net revenues. For purposes of calculating the foregoing, net revenues from principal transactions shall be equal to the gross profit for such transactions less the reasonable allocation of the variable and fixed direct expenses associated with executing such transactions provided that commission expense will not be deducted from such gross profit; and

                  (ii) for all other principal transactions, such amount as management of Purchaser shall specify prior to the execution the transaction.

         (d) Any other revenues that the Purchaser and the Company shall mutually agree to include.

         "PAMEX SECURITIES" shall mean Pamex Securities, L.L.C., a limited liability company organized under the laws of the State of New Jersey.

         "PERSON" shall mean any natural person, corporation, limited liability company, partnership, proprietorship, other business organization, trust, union, association or Governmental Authority.

         "PERSONAL PROPERTY" has the meaning specified in Section 2.01 of this Agreement.

         "PRE-CLOSING TAX PERIOD" shall mean any period beginning before the Closing Date, provided however, in the case of a period ending after the Closing Date, only the portion of such period which ends on the Closing Date shall be treated as a Pre-Closing Tax Period.

         "PRIVATE SECTOR LOAN SALE" shall mean any loan sale where the loan purchaser is not a governmental agency or body.

         "PURCHASE PRICE" has the meaning specified in Section 2.04 of this Agreement.

         "PURCHASER" has the meaning specified in the first paragraph of this Agreement.

         "PURCHASER INDEMNIFIED PERSON" has the meaning specified in Section
10.01 of this Agreement.

         "RECORDS" has the meaning specified in Section 2.01 of this Agreement.

         "REPRESENTATIVE" as to a specified Person shall mean any officer, director, principal, member, attorney, employee, consultant or other representative of the Person specified.

         "SECURITIES ACT" shall mean the Securities Act of 1933, as amended.


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         "SHORTFALL" has the meaning specified in Section 2.04 of this
Agreement.

         "SUBSIDIARY" as to a specified Person shall mean each corporation, partnership or other entity, fifty percent (50%) or more of the outstanding voting shares of which or other voting interests or equity interests in the case of a partnership or other entity are owned or controlled directly or indirectly by such Person.

         "SUPPLIES AND PERMITS" has the meaning specified in Section 2.01 of this Agreement.

         "TAX" or "TAXES" shall mean all taxes, charges, fees, imposts, levies or other assessments, including, without limitation, all net income, franchise, profits, gross receipts, capital, sales, use, ad valorem, value added, transfer, transfer gains, inventory, intangibles, capital stock, license, withholding, payroll, employment, social security, unemployment, excise, severance, stamp, occupation, real or personal property, abandoned property assessment, and estimated taxes, water, rent and sewer service charges, customs duties, fees, assessments and charges of any kind whatsoever, together with any interest and any penalties, fines, additions to tax or additional amounts thereon, imposed by any taxing authority (federal, state, local or foreign) and shall include any transferee liability in respect of Taxes.

         "TAX RETURN" shall mean all returns, declarations, reports, estimates, information returns and statements required to be filed in respect of any Taxes, including any schedule or attachment thereto, and including any amendment thereof.

         "UNASSUMED LIABILITIES" has the meaning specified in Section 2.02 of this Agreement.

         "YEAR END STOCK PRICE" for any year shall mean the average closing sale price of a share of Hanover Common Stock as reported on the American Stock Exchange for the last 20 trading days of such twelve month period.

                                   ARTICLE II.
                                PURCHASE AND SALE

SECTION 2.01.  SALE AND DELIVERY OF ASSETS.

         On the Closing Date, subject to the terms and conditions of this Agreement, and in reliance on the representations, warranties, covenants and agreements of the Company and the Members contained herein, the Company shall sell, assign, transfer, convey and deliver to the Purchaser, free and clear of any and all liabilities, judgments, pledges, liens, tax liens, obligations, asserted or unasserted claims, charges, security interests, or encumbrances whatsoever ("Encumbrances"), except as disclosed in and permitted by this Agreement, all of the Company's right, title and interest in and to all of the assets, rights, claims, properties and interests of the Company (except for those existing under this Agreement) (the "Assets"). Without limiting the generality of the foregoing, the Assets shall include:


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         (a) Work in Progress. All revenues from transactions invoiced or closed after the date hereof.

         (b) Assumed Contracts and Certain Other Rights of the Company. All rights and interests of the Company in, to and under all contracts, bids, the Leases and personal property leases, and any other contracts of the Company existing on the Closing Date to the extent set forth on Schedule 2.01(b) (the "Assumed Contracts");

         (c) Intellectual Property. All intangible property rights, including but not limited to inventions, discoveries, technology, trade secrets, processes, formulas and know-how, in whatever form or medium, trade names, trademarks, trademark registrations, applications for trademark registrations, copyrights, copyright registrations, owned or, where not owned, used by the Company in its business and all licenses and other agreements to which the Company is a party (as licensor, licensee or otherwise) or by which the Company is bound relating to any of the foregoing kinds of property (the "Intellectual Property");

         (d) Name. All rights of the Company to the name "Pamex," "Pamex Capital Partners" and "Pamex Securities" together with any derivatives thereof and all logos, designs, phrases and other identifications of or relating to such name and the goodwill associated therewith (the "Name");

         (e) Supplies and Permits. All of the Company's office supplies, licenses, permits or other public or private authorizations, to the extent transferable (the "Supplies and Permits");

         (f) Personal Property. All of the Company's equipment, tools, computers, software, internet websites, photocopiers, fax machines, machinery, furniture, telephone lines, numbers and service, trade fixtures, supplies, materials and other tangible personal property of the Company, whether owned or leased (the "Personal Property");

         (g) Records. All books, records and accounts, correspondence, technical, accounting, manufacturing and procedural manuals, customer lists, mailing lists, employment records, studies, reports or summaries relating to any environmental conditions or consequences of any operation, present or former, as well as all studies, reports or summaries relating to any environmental aspect or the general condition of the Assets, and any confidential information which has been reduced to writing relating to or arising out of the business of the Company (the "Records");

         (h) Insurance. All insurance policies relating to the Assets, all fidelity bond, errors and omissions and similar insurance policies, and any other insurance policies of which the Company is the beneficiary; provided however that any rebate of unearned premiums paid as a result of cancellation of any such policy, shall be the property of the Company; and


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         (i) Pamex Securities. All of the outstanding equity interests in Pamex
Securities; provided that Pamex Securities shall not be restricted from making distributions of cash prior to the Closing Date.


SECTION 2.02. ASSUMPTION OF LIABILITIES.

         (a) At the Closing, Purchaser will assume liability for, and complete the obligations arising in the ordinary course (the "Assumed Liabilities") under the following:

                  (i) the Assumed Contracts after the Closing (but not for any claim, demand, liability or obligation arising from the Company's performance of any Assumed Contract prior to the Closing, whether asserted before or after the Closing); or

                  (ii) the Leases shown on Schedule 2.02(a).

         (b) Except for the Assumed Liabilities, the Purchaser shall not assume, and shall not be deemed by anything contained in this Agreement to have assumed, any liability or obligation of the Company whatsoever (the "Unassumed Liabilities"). Without limiting the generality of the foregoing, the Purchaser shall not assume, and shall not be deemed by anything contained in this Agreement to have assumed:

                  (i) any claim, demand, liability or obligation for any Taxes imposed on the Company for periods ending on or prior to the Closing Date, including but not limited to any claim, demand, liability or obligation for any of such Taxes resulting from the transactions contemplated hereby;

                  (ii) (A) any claim, demand, liability or obligation including but not limited to any successor liability arising under ERISA, or otherwise in connection with any Section 408(p) or other employee benefit plan of the Company, (B) any accrued or other claim, demand, liability or obligation to any of the Company's employees, including, without limitation any liability for contributions or payments to be made under any employee benefit plan maintained for the employees of the Company who are participants therein, or (C) any claim, demand, liability or obligation arising in connection with any worker's compensation claims arising out of the conduct of the Company's business on or prior to the Closing Date;

                  (iii) any claim, demand, liability or obligation (contingent or otherwise) arising out of any claim, demand, liability or obligation (whether or not asserted) or threatened or pending litigation for periods ending on or prior to the Closing Date;

                  (iv) any claim, demand, liability or obligation arising out of any work, contract, joint venture or other undertaking of the Company for periods ending on or prior to the Closing Date;


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                  (v) any claim, demand, liability or obligation for any fees, costs or expenses, including without limitation, any late charges or prepayment charges relating to any outstanding notes payable, loans, debts or obligations as of the Closing;

                  (vi) any claim, demand, liability or obligation for any fees, costs or expenses incurred by the Company in connection with any Encumbrances, debts, loans or other obligations of any nature of the Company, or in connection with the transactions contemplated hereby or the winding up of the Company's business, including without limitation, attorneys', accountants' and consultants' fees, finder's fees, costs and expenses regardless of when incurred; and

                  (vii) any other Encumbrances, claims, demands, liabilities or obligations of the Company.

         (c) Notwithstanding anything herein to the contrary, the Purchaser and the Company agree that all claims, demands, liabilities or obligations imposed by COBRA, HIPAA or any applicable state statute having a similar effect, with respect to any former or current employees of the Company who do not become employees of the Purchaser shall be solely the responsibility, obligation and liability of the Company, and the Purchaser shall not assume any claims, demands, liabilities or responsibility therefor. The Company agrees, to the extent required by law, to provide COBRA and HIPAA notices to all former and current employees of the Company who terminate coverage under the Company's group health plan, if any, whether or not such employees become employees of the Purchaser and become covered under the Purchaser's group health plan.

SECTION 2.03.  FURTHER ASSURANCES.

         At any time and from time to time after the Closing, at the Purchaser's request and without further consideration, the Company promptly shall execute and deliver such instruments of sale, transfer, conveyance, assignment and confirmation, and take such other action, as the Purchaser may reasonably request to more effectively transfer, convey and assign to the Purchaser, and to confirm the Purchaser's title to and interest in, all of the Assets, to put the Purchaser in actual possession and operating control thereof, to assist the Purchaser in exercising all rights with respect thereto and to carry out the purposes and intent of this Agreement.

SECTION 2.04.  PURCHASE PRICE.

         (a) Cash Payment. The Purchaser shall pay to the Company at the Closing
(i) Eight Hundred Fifty Thousand Dollars ($850,000.00) (the "Purchase Price") by wire transfer of immediately available funds to the account specified by the Company on Exhibit A attached hereto.


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         (b) Contingent Payment.

                  (i) Basic Earnout. With respect to each year ending on the anniversary of the Closing Date in 2002, 2003 and 2004, if Pamex Revenue is equal to or greater than $2,800,000 for the year then ended, the Purchaser shall deliver to the Company such number of shares of common stock ("Hanover Common Stock") of Hanover determined by dividing $416,667 by the Year End Stock Price, up to a maximum of 250,000 shares of Hanover Common Stock in aggregate.

                  (ii) Extra Earnout. With respect to each year ending on the anniversary of the Closing Date in 2002, 2003 and 2004, if Pamex Revenue is equal to or greater than $3,400,000, the Purchaser shall deliver to the Company such number of shares of Hanover Common Stock determined by dividing $83,333.33 by the Year End Stock Price. To the extent that Pamex Revenue is greater than $2,800,000 and less than $3,400,000, the number of shares to be delivered pursuant to this paragraph 2.04(b)(ii) will be equal to the number of shares determined pursuant to the previous sentence multiplied by a fraction, the numerator of which is the difference between $3,400,000 and Pamex Revenue in the applicable year and the denominator of which is $600,000. In no event shall the number of shares deliverable under this paragraph 2.04(b)(ii) exceed 50,000 shares.

                  (iii) Stock Options. Within 60 days after the Closing Date, the Purchaser shall adopt an employee stock option plan pursuant to which it will issue to Members options to purchase such number of shares of common stock of the Purchaser equal to 5% of the number of shares of capital stock outstanding on the date hereof. The options will have terms no less favorable than other options issued to officers of the Purchaser at the same time, except that the vesting schedule for the options issued to the Members shall vest as follows:

                           (A) Commencing on the first day following the first
                  anniversary of the date of grant and until the second such anniversary, if Pamex Revenue for the year ended January 19, 2002 is equal to or exceeds $2,800,000, one third of the option will vest.

                           (B) Commencing on the first day following the second
                  anniversary of the date of grant and until the third such anniversary, if Pamex Revenue for the year ended January 19, 2003 is equal to or exceeds $2,800,000, one third of the option will vest.

                           (C) Commencing on the first day following the third
                  anniversary of the date of grant and until the expiration of the option, one third of the option will vest if Pamex Revenue for the year ended January 19, 2004 is equal to or exceeds $2,800,000.

                  (iv) Catch-Up Provisions. If in the year ending on the anniversary of the Closing Date in 2002 or 2003 Pamex Revenue is less than $2,800,000, and in the following year Pamex Revenue is greater than $2,800,000, the following provisions will apply:

                  "Shortfall" will mean the amount by which Pamex Revenue is less than $2,800,000 in any year.

                  "Excess Revenue" will mean the amount by which Pamex Revenue for the following year exceeds $2,800,000.

                  If Excess Revenue is at least twice Shortfall, then:

                           (A) the contingent consideration described in
                  paragraph 2.04(b)(i) for the earlier year will be payable at the end of the later year and the options described in and 2.04(b)(iii) will vest at the end of the later year; and

                           (B) the contingent consideration payable pursuant to
                  paragraph 2.04(b)(ii) for the later year will be calculated assuming Pamex Revenue for the later year is equal to actual Pamex Revenue for such year less two times the shortfall for the earlier year.

         (c) Cash Election. If, in any year, (i) the Year End Stock Price is less than $5.00 per share or (ii) on the anniversary of the Closing Date in any year, the number of shares of Hanover Common Stock outstanding is less than 1,500,000 (as adjusted for stock splits or reverse stock splits), the Company may elect to receive payments due under paragraphs (a) and (b) above in respect of that year in cash by delivering written notice to the Purchaser by 10 days after the anniversary of the Closing Date. The amount due under paragraph (a) will be $416,667.00 and under paragraph (b) will be $83,333.33 or the proportional amount thereof.

         (d) Limitation on Number of Shares. Notwithstanding the foregoing, in no event shall the number of shares issuable to the Company under this Section
2.04 exceed 19.9% of Hanover Common Stock then outstanding.

         (e) Payment of Contingent Consideration. The Purchaser will prepare a summary of Pamex Revenue and a calculation of the contingent consideration (the "Contingent Consideration Statement") and deliver the Contingent Consideration Statement and the contingent consideration to Pamex within 31 days after the anniversary of the Closing Date of each year. The Purchaser's determination of Pamex Revenue will be binding and conclusive absent mechanical errors or other manifest error. Nothing in the foregoing sentence shall be deemed to change the definition of Pamex Revenue.

         (f) Determination. All matters shall be determined in accordance with the accounting practices and procedures of the Purchaser. The determination of the management of President of the Purchaser will be conclusive with respect to the determination of (i) reasonable allocation of variable and fixed direct expenses associated with performing services described in clause (b) above and
(ii) who initiated contacts which resulted in the performance of such services.

         (g) Restrictions on Transfer. All of the shares of Hanover Common Stock delivered as contingent consideration will be subject to the restrictions on transfer of such shares as imposed on unregistered shares by the rules of the Commission. Such shares of Hanover Common Stock will be "restricted securities" under the Securities Act and Rule 144 promulgated thereunder and may only be sold or otherwise transferred pursuant to an effective registration statement under the Securities Act and applicable state securities laws or pursuant to an exemption from the registration requirements of the Securities Act and applicable state securities laws. All such shares shall bear a legend describing these restrictions.

         (h) Reimbursement for Draws. Attached hereto as Schedule 2.04(h) is a list of advances against future commissions ("Draws") made to employees of the Company outstanding as of the Closing Date. The Purchaser shall pay, out of commissions earned by any such employee, first, to the Company up to the amount of such employee's outstanding Draws as shown on Schedule 2.04(h), any commission earned by each such employee, and second to the Purchaser to reimburse the Purchaser for any Draws occurring after the Closing Date.

SECTION 2.05.  ALLOCATION OF PURCHASE PRICE.

         The Purchaser, the Company and the Members agree to allocate the Purchase Price (and all other capitalizable costs) among the Assets for all purposes (including financial, accounting and Tax purposes) in accordance with the allocation schedule attached hereto as Exhibit B. The Purchaser, the Company and the Members shall file all Tax Returns, reports and other documents, including an asset acquisition statement on Form 8594, required by any competent taxing authority in a timely manner consistent with the allocation set forth on Exhibit B hereto. The parties acknowledge that the Purchase Price subject to allocation will be different for each of the Purchaser and the Company (e.g., due to inclusion of differing amounts of transaction cost).

                                  ARTICLE III.

                                     CLOSING

SECTION 3.01.  CLOSING.

         The closing of the transactions contemplated by this Agreement (the "Closing") shall take place at the offices of Piper Marbury Rudnick & Wolfe LLP, 1251 Avenue of the Americas, New York, New York 10020-1104, at 10:00 A.M., local time, on January 19, 2001, unless otherwise mutually agreed to in writing by the Purchaser, the Company and the Members. The time and date of the Closing are herein referred to as the "Closing Date."

SECTION 3.02.  CLOSING DELIVERIES.

         (a) At the Closing, the Members and the Company shall deliver, or cause to be delivered, to the Purchaser each of the following:

         (i)      the Assets;

         (ii) a General Assignment and Bill of Sale in the form of Exhibit C attached hereto (the "Bill of Sale");

         (iii) an Assignment and Assumption Agreement in the form of Exhibit D attached hereto (the "Assignment and Assumption Agreement");

         (iv) Employment Agreements in the form attached hereto as Exhibit E by and between Purchaser and each of the Members and employees of the Company identified on Schedule 7.07 (collectively, the "Employment Agreements");

         (v)      the Records;

         (vi) Landlord Consent and Estoppel Certificates in form and substance reasonably satisfactory to the Purchaser with respect to the Leases;

         (vii)    executed counterparts of the Consents;

         (viii)   the certificates required by Sections 8.01 and 8.02;

         (ix)     the opinion required by Section 8.05; and

         (x) such other documents and instruments as may be reasonably required to consummate the transactions contemplated hereby.

         (b) At the Closing, the Purchaser shall deliver, or cause to be delivered, to the Company each of the following:

         (i)      the Purchase Price;

         (ii)     the Bill of Sale;

         (iii)    the Assignment and Assumption Agreement;

         (iv)     the Employment Agreements duly executed by the Purchaser;

         (v)      the certificates required by Sections 7.01 and 7.02;

         (vi)     the opinion required by Section 7.05; and

         (vii) such other documents and instruments as may be reasonably required to consummate the transactions contemplated hereby.

                                   ARTICLE IV.
                REPRESENTATIONS AND WARRANTIES AS TO THE COMPANY

         The Company hereby represents and warrants to the Purchaser that, except as otherwise set forth in the schedules referred to in this Article IV, the following representations and warranties are, as of the date hereof, and will be, as of the Closing Date, true and correct:

SECTION 4.01.  ORGANIZATION AND GOOD STANDING.

         The Company is a limited liability company duly organized, validly existing and in good standing under the laws of the State of New Jersey, and is duly authorized and qualified to do business under all applicable laws, regulations, ordinances and orders of public authorities to carry on its business in the places and in the manner as now conducted, to own or hold under lease the properties and assets it now owns or holds under lease, including the Assets, and to perform all of its obligations under this Agreement. The minute books and records of the Company, as heretofore made available to the Purchaser, are correct and complete. The Membership Interests of the Members in the Company are as set forth on Exhibit H hereto and, in the aggregate, represent 100% of the equity interests in the Company.

SECTION 4.02.  SUBSIDIARIES.

         (a) The Company does not presently own, of record or beneficially, or control, directly or indirectly, any capital stock, securities convertible into capital stock or any other equity interest in any corporation, association or business entity other than Pamex Securities, except as set forth on Schedule 4.02(a).

         (b) The Company holds all of the equity interests of Pamex Securities. Pamex Securities is duly organized, validly existing and in good standing under the laws of the State of New Jersey and is qualified to do business as a broker-dealer under all applicable laws, regulations, ordinances and orders of public authorities to carry on its business in the places and in the manner as now conducted. There are no outstanding options, rights, or warrants to which the Company or Pamex Securities is a party requiring or restricting the issuance, sale or transfer of any equity securities of Pamex Securities or any security convertible into equity securities of Pamex Securities.

SECTION 4.03.  EXECUTION AND EFFECT OF AGREEMENT.

         The Company has the power and authority to execute and deliver this Agreement and to perform its obligations hereunder, and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby have been duly authorized by the Company and its Members and no other proceeding on the part of the Company or its Members is necessary to authorize the execution, delivery and performance of this Agreement and the transactions contemplated hereby. This Agreement has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company and its Members, enforceable against the Company and its Members in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally, and subject as to enforceability, to general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity), and except as limited by the unenforceability under certain circumstances under law or court decisions of provisions providing for the indemnification of or contribution to a party with respect to a liability where such indemnification or contribution is contrary to public policy (the "Bankruptcy and Equity Exceptions").

SECTION 4.04.  NO CONFLICTS; CONSENTS.

         Except as set forth in Schedule 4.04, neither the execution, delivery and performance by the Company and each of the Members of this Agreement, nor the consummation of the transactions contemplated hereby (i) violates any provision of the Certificate of Formation or the Operating Agreement (or comparable instruments) of the Company; (ii) requires the Company or any Member to obtain any consent, approval, permit or action of or waiver from, or make any filing with, or give any notice to, any governmental body or any other person;
(iii) violates, conflicts with or results in a breach or default under (after the giving of notice or the passage of time or both), or permits the termination of, any contract, right, other obligation or restriction relating to or which affects the Assets, the Members or the Company to which the Company, or any Member is a party or by which any of them or the Assets may be bound or subject, or results in the creation of any Encumbrance upon the Assets pursuant to the terms of any such contract or otherwise; (iv) violates any law or order of any governmental body against, or binding upon, the Company, the Members or the Assets; or (v) violates or results in the revocation or suspension of any permit.

SECTION 4.05.  FINANCIAL STATEMENTS.

         Copies of the Financial Statements have been delivered to the Purchaser and are set forth on Schedule 4.05. Each of the Financial Statements (including the footnotes thereto) is complete and correct, is in accordance with the books and records of the Company (which, in turn, are accurate and complete), presents fairly and accurately the financial position, assets and liabilities and results of operations and cash flows of the Company and Pamex Securities at the dates and for the periods indicated and have been prepared in conformity with GAAP applied on a consistent basis throughout the periods involved except for those portions of the footnotes to the unaudited financial statements for the year ended December 31, 2000 identified in Schedule 4.05.

SECTION 4.06.  NO UNDISCLOSED LIABILITIES.

         To the Company's Knowledge, as of the Balance Sheet Date, the Company had no indebtedness other liability or contingent obligations (whether accrued, absolute, contingent or otherwise, and whether due or to become due under certain conditions or with the passage of time) which is not shown on the Balance Sheet or disclosed in the Financial Statements (including the footnotes thereto). To the Company's Knowledge, the Company has not incurred since the Balance Sheet Date any indebtedness or liability (whether accrued, absolute, contingent or otherwise, and whether due or to become due), other than those incurred since the Balance Sheet Date in the ordinary course of business as set forth on Schedule 4.06.

SECTION 4.07.  NO MATERIAL ADVERSE CHANGE; NO DISTRIBUTIONS.

         Since the Balance Sheet Date, there has been no material adverse change in the business of the Company (as presently conducted or presently expected to be conducted), financial condition or results of operations of the Company.

SECTION 4.08.  ASSETS.

         The Company has good and marketable title to, or a valid leasehold interest in, the Assets free and clear of all Encumbrances or restriction on transfer. None of the Assets is evidenced by a certificate of title or is otherwise titled. The Assets constitute all of the personal properly necessary for the operation of the business of the Company as presently conducted and as presently proposed to be conducted.

SECTION 4.09.  TAXES.

         (a) Each of the Company and Pamex Securities has filed all Tax Returns required to have been filed prior to the Closing Date by it with any taxing authority with respect to Taxes for any Pre-Closing Tax Period, and all Taxes imposed on the Company (whether or not shown on any Tax Return) in respect of any Pre-Closing Tax Period have been fully and timely paid. All such Tax Returns are true, correct and complete.

         (b) No deficiency for any amount of Tax has been asserted or assessed by a taxing authority against the Company, which is still pending, and the Company has not filed any waiver of the statute of limitations applicable to the assessment or collection of any Tax imposed in respect of a Pre-Closing Tax Period. No audit of any Tax Returns is currently being conducted by a taxing authority.

         (c) The Company has withheld or otherwise collected all Taxes or amounts it was required to withhold or collect under any applicable federal, state or local law, including, without limitation, any amounts required to be withheld or collected with respect to employee, state and federal income tax withholding, social security, unemployment compensation, sales or use taxes or workmen's compensation, and all such amounts have been timely remitted to the proper authorities.

SECTION 4.10.  INTELLECTUAL PROPERTY.

         (a) The Company owns or has the right to use pursuant to license, sublicense, agreements, or permission all Intellectual Property necessary or desirable for the operation of the business of the Company as presently conducted and as presently proposed to be conducted. Each item of Intellectual Property owned or used by the Company immediately prior to the Closing hereunder will be owned or available for use by the Purchaser on identical terms and conditions immediately subsequent to the Closing hereunder.

         (b) To the best of the Company's Knowledge, the Company has not interfered with, infringed upon, misappropriated, or otherwise come into conflict with any rights of third parties with respect to the Intellectual Property, and none of the Members or the directors and officers (and employees with responsibility for Intellectual Property matters) of the Company has ever received any charge, complaint, claim, demand, or notice alleging any such interference, infringement, misappropriation, or violation (including any claim that the Company must license or refrain from using any Intellectual Property rights of any third party). To the best of the Company's Knowledge, no third party has interfered with, infringed upon, misappropriated, or otherwise come into conflict with any Intellectual Property rights of the Company.

         (c) Schedule 4.10 identifies each item of Intellectual Property that any third party owns and that the Company uses pursuant to license, sublicense, agreement, or permission. The Company has delivered to the Purchaser correct and complete copies of all such licenses, sublicenses, agreements, and permissions (as amended to date). With respect to each item of Intellectual Property required to be identified in Schedule 4.10:

                  (i) the license, sublicense, agreement, or permission covering the item is legal, valid, binding, enforceable, and in full force and effect;

                  (ii) the license, sublicense, agreement, or permission will continue to be legal, valid, binding, enforceable, and in full force and effect on identical terms following the consummation of the transactions contemplated hereby (including the assignments and assumptions referred to in Article II);

                  (iii) to the Company's Knowledge, no party to the license, sublicense, agreement, or permission is in breach or default, and no event has occurred which with notice or lapse of time would constitute a breach or default or permit termination, modification, or acceleration thereunder; and

                  (iv) to the Company's Knowledge, no party to the license, sublicense, agreement, or permission has repudiated any provision thereof.

         (d) The transactions contemplated by this Agreement will not result in
(i) the infringement or misappropriation by the Company of any Intellectual Property right of any other Person, or (ii) a default under or a breach or violation of, or adversely affect the rights and benefits afforded to the Company by any contracts involving the grant to the Company of any rights relating to the Intellectual Property of any third party.

SECTION 4.11.  PERMITS; COMPLIANCE WITH LAW.

         The Company is in compliance with all applicable federal, state and local laws, rules and regulations, except for such noncompliance which in the aggregate, will not have a Material Adverse Effect. Pamex Securities is in compliance with all applicable federal, state and local laws, rules and regulations, except for such noncompliance which would not, individually in or in aggregate, have a Material Adverse Effect on Pamex Securities. Each of the Company and Pamex Securities holds all licenses, franchises, permits and governmental authorizations the absence of any of which could have a Material Adverse Effect, and the Company has delivered to the Purchaser an accurate list and summary description (which is set forth on Schedule 4.11) of all such licenses, franchises, permits and other governmental authorizations, including permits, licenses, franchises and certificates (a list of all environmental permits and other environmental approvals is set forth on Schedule 4.18). The licenses, franchises, permits and other governmental authorizations listed on Schedules 4.11 and 4.18 are valid and in effect, and the Company has not received any notice that any Governmental Authority intends to cancel, terminate or not renew any such license, franchise, permit or other governmental authorization. The Company has conducted and is conducting its business in compliance with the requirements, standards, criteria and conditions set forth in the licenses, franchises, permits and other governmental authorizations listed on Schedules 4.11 and 4.18, the noncompliance with any of which could have a Material Adverse Effect. The transactions contemplated by this Agreement will not result in a default under or a breach or violation of, or adversely affect the rights and benefits afforded to the Company by, any licenses, franchises, permits or government authorizations listed on Schedules 4.11 or 4.18.

SECTION 4.12.  REAL PROPERTY; LEASES OF REAL PROPERTY.

         (a) The Company owns no real property.

         (b) Schedule 4.12(b) contains a complete and correct list of all written (and a summary description of all oral) leases, subleases, license agreements or other rights of possession or occupancy of real property to which the Company is a party (as tenant, occupier or possessor) (each a "Lease" and collectively the "Leases"). A complete and correct copy of each Lease has been furnished or made available to the Purchaser. Except as disclosed on Schedule 4.12(b), no consent is required of any landlord or other third party to any Lease to consummate the transactions contemplated hereby. The Company is not in default in any respect beyond any applicable notice or grace period or has received written notice of any such default still outstanding on the date hereof under any Lease, and on the date hereof there exists no uncured default thereunder by any other party. All Leases are in full force and effect and are enforceable against the parties thereto in accordance with their terms except as limited by the Bankruptcy and Equity Exceptions.

SECTION 4.13.  INSURANCE.

         Schedule 4.13 contains a complete and correct list of all policies of insurance of any kind or nature covering the Company; including, without limitation, policies of life, fire, theft, employee fidelity, directors' and officers' and other casualty and liability insurance, and such policies are in full force and effect. Complete and correct copies of each such policy have been furnished or made available to the Purchaser. No notice of cancellation has been received by the Company with respect to any of its insurance policies, and no such policies are subject to any retroactive rate or audit adjustments or coinsurance arrangements. All premiums due under such insurance policies have been paid and the Company is in material compliance with the terms and conditions of such policies.

SECTION 4.14.  CONTRACTS.

         (a) Schedule 2.01(a) lists the Assumed Contracts and Schedule 4.14 lists the following other agreements to which the Company is a party: (i) any agreement (or group of related agreements) for the lease of Personal Property to or from any Person; (ii) any agreement (or group of related agreements) for the purchase or sale of supplies, products, or other Personal Property, or for the furnishing or receipt of services, the performance of which will extend over a period of more than one (1) year, result in a loss to the Company, or involve consideration in excess of $5,000.00; (iii) any agreement concerning a partnership or joint venture; (iv) any agreement (or group of related agreements) under which it has created, incurred, assumed, or guaranteed any indebtedness for borrowed money, or any capitalized lease obligation, in excess of $1,000.00 or under which it has imposed an Encumbrance on any of its assets, tangible or intangible; (v) any agreement concerning confidentiality or noncompetition; (vi) any agreement involving any of the Members or their Affiliates (other than the Company); (vii) any profit sharing, stock option, stock purchase, stock appreciation, deferred compensation, severance, or other plan or arrangement for the benefit of its current or former directors, officers, members or employees; (viii) any collective bargaining agreement; (ix) any agreement for the employment or retention as an independent contractor of any individual on a full-time, part-time, consulting, or other basis; (x) any agreement under which it has advanced or loaned any amount to any of its directors, officers, members or employees outside the ordinary course of business; (xi) any agreement under which the consequences of a default or termination could have a Material Adverse Effect on the business, financial condition, operations, results of operations, or future prospects of the Company; or (xii) any other agreement (or group of related agreements) the performance of which involves consideration in excess of $5,000.00. Complete and correct copies of each such agreement have been furnished or made available to the Purchaser.

         (b) The Company has performed all of the obligations required to be performed by it to date and is not in default in any material respect under any agreement set forth on Schedules 2.01(a) or 4.14. To the Company's Knowledge, no party with whom the Company has such an agreement is in default thereunder. All of the agreements set forth on Schedules 2.01(a) and 4.14 are in full force and effect and enforceable against the parties thereto in accordance with their terms except as limited by the Bankruptcy and Equity Exceptions. The Company has not been notified that any party to any agreement set forth on Schedule 4.14 intends to cancel, terminate, not renew or exercise an option under any such agreement, whether in connection with the transactions contemplated hereby or otherwise. The Company has not been the subject of any warranty claim, indemnification claim or any other claim whatsoever arising out of or relating to any Assumed Contract and to the best of the Company's Knowledge, no such claims have been or are presently threatened and no basis for any such claim exists.

SECTION 4.15.  PERSONAL PROPERTY.

         Schedule 4.15 sets forth an accurate list of all Personal Property owned by the Company with a value individually in excess of $1,000.00 (i) as of the Balance Sheet Date and (ii) acquired since the Balance Sheet Date. All Personal Property used by the Company in its business is either owned by the Company or leased by the Company pursuant to a lease included on Schedule 4.15. All of the Personal Property listed on Schedule 4.15 is in good working order and condition, ordinary wear and tear excepted. All leases and agreements included on Schedule 4.15 are in full force and are enforceable against the parties thereto in accordance with their terms except as limited by the Bankruptcy and Equity Exceptions.

SECTION 4.16.  RESTRICTIONS.

         Neither the execution or delivery of this Agreement by the Company nor the consummation by the Company of the transactions contemplated hereby, will violate any statute, regulation, rule, injunction, judgment, order, decree, ruling, charge or restriction of any Government Authority, or court to which the Company is a party or to which it is bound or subject, conflict with or result in a breach of, or give rise to a right of termination of, or accelerate the performance required by, any terms of any agreement or contract listed on
Schedule 2.01(a) or 4.14, or constitute a default in any respect thereunder, or result in the creation of any Encumbrance upon any of the Assets, nor will it violate any of the provisions of the Company's organizational documents, or violate any judgment or decree by which it is bound.

SECTION 4.17.  LITIGATION; CONSENTS.

         (a) There is no action, suit, proceeding or formal governmental inquiry or investigation pending against the Company which seeks to restrain or prohibit or otherwise challenges the consummation, legality or validity of the transactions contemplated hereby. There is no action, suit, proceeding, governmental inquiry or investigation pending against the Company involving a potential future payment by the Company.

         (b) Except as set forth in Schedule 4.08 and Schedule 4.17, no consent, approval, permit, authorization of, declaration to or filing with any Governmental Authority or any other third party on the part of the Company is required in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby. Any consents set forth on
Schedule 4.08 or Schedule 4.17 are referred to collectively as the "Consents."

SECTION 4.18.  ENVIRONMENTAL MATTERS.

         Except as disclosed in Schedule 4.18, (a) to the Company's Knowledge, the operations of the Company are now and have been in compliance with applicable Environmental Laws, (b) the Company is not subject to any pending or, to the Company's Knowledge, threatened judicial or administrative proceeding alleging the violation of any Environmental Law or alleging responsibility for environmental conditions at any site, (c) the Company has not received any written notice that it is potentially responsible for environmental conditions at any site; (d) the Company has not received a request for information under CERCLA or any state or local counterpart; (e) the Company has not disposed of or released Hazardous Materials nor, to the Company's Knowledge, are underground storage tanks present on, in, at or under any real property currently owned or leased by the Company; (f) the Company has not disposed of or released any Hazardous Materials in or at any other real property; (g) to the Company's Knowledge, the Company has all permits and approvals required by Environmental Laws to conduct its existing business operations, the absence of any of which could have a Material Adverse Effect; (h) the Company has not agreed to indemnify any predecessor or other party, including a buyer, seller, landlord or tenant, with respect to any environmental liability; (i) to the Company's Knowledge, the transactions contemplated by this Agreement are not subject to any state environmental transfer laws and no governmental approval, clearance or consent is required under any Environmental Law for the consummation of the transactions contemplated hereby; (j) to the Company's Knowledge, no other Person has released Hazardous Materials at any property now or formerly owned or operated by the Company or in a location that would threaten or contaminate such properties; and (k) the Company has delivered copies to the Purchaser of all environmental reports, permits, suits, information requests, orders, notices of violation, closure letters, site status letters and similar documentation that are in their possession or control and has disclosed its waste practices and its use of Hazardous Materials, if any.

SECTION 4.19.  COMPENSATION; EMPLOYMENT AGREEMENTS.

         (a) The Company has delivered to the Purchaser an accurate list (which is set forth on Schedule 4.19) showing all officers, directors, members and employees of the Company, setting forth and summarizing the current annual rate of compensation of each of such Persons (including, and separately identified, any non-discretionary bonus arrangement or compensation arrangement with any independent contractor) as of the Balance Sheet Date. Except as set forth on Schedule 4.19, since the Balance Sheet Date, there have been no increases in the compensation payable or any special bonuses to any officer, director, member, employee or independent contractor. Except as set forth on Schedule 4.19, the Company has no obligation to make severance, bonus or other payments to any current or former employees, independent contractors or salespersons, whether as a result of the transactions contemplated hereby or otherwise.

         (b) The Company is not a party to or bound by any collective bargaining agreement, nor has it experienced any strikes, grievances, claims of unfair labor practices, or other collective bargaining disputes. The Company has not committed any unfair labor practice. No organizational effort is presently being made or threatened by or on behalf of any labor union with respect to employees of the Company.

SECTION 4.20.  BUSINESS CONDUCT.

         Since December 31, 1997 the Company has conducted its business only in the ordinary course consistent with past custom and practices and has incurred no liabilities other than in the ordinary course of business consistent with past custom and practices. Since December 31, 1997 there has not been any:

         (a) Material Adverse Effect on the Company, the Assets or the Assumed Liabilities;

         (b) loan or advance by the Company to any Person other than sales to customers on credit in the ordinary course of business consistent with past custom and practices;

         (c) declaration, setting aside, or payment of any dividend or other distribution in respect of any equity interest in the Company, or any direct or indirect redemption, purchase, or other acquisition of such equity interest except those made in the ordinary course consistent with past custom and practices;

         (d) incurrence of any debts, liabilities or obligations except current liabilities incurred in connection with or for services rendered or goods supplied in the ordinary course of business consistent with past custom and practices, liabilities on account of Taxes and governmental charges but not penalties, interest or fines in respect thereof, and obligations or liabilities incurred by virtue of the execution of this Agreement;

         (e) issuance by the Company of any notes, bonds, or other debt securities or any equity securities or securities convertible into or exchangeable for any equity securities;

         (f) cancellation, waiver or release by the Company of any debts, rights or claims, except in each case in the ordinary course of business consistent with past custom and practices;

         (g) amendment of the Company's Articles of Formation or Operating Agreement, except for the amendment and restatement of the Operating Agreement in July 1, 1999;

         (h) change in accounting principles, methods or practices (including, without limitation, any change in depreciation or amortization policies or rates) utilized by the Company;

         (i) negotiation, sale, lease, transfer or conveyance by the Company of any assets other than in the ordinary course of business;

         (j) capital expenditures or commitments therefor by the Company in excess of $5,000.00 not already reflected on Schedule 4.15;

         (k) creation of any lien or Encumbrance on any asset of the Company;

         (l) adoption, amendment or termination of any employee benefit plan;

         (m) increase in the benefits provided under any employee benefit plan;
or

         (n) an occurrence or event not included in clauses (a) through (m) that has or might be expected to have a Material Adverse Effect on the Company.


SECTION 4.21.  TRANSACTIONS WITH AFFILIATES.

         Except as set forth on Schedule 4.21, neither the Company nor Pamex Securities is a party to any contract, agreement or other arrangement with (a) any current or former officer, director, employee or member; (b) any parent, spouse, child, brother, sister or other family relation of any such officer, director, employee or member; (c) any corporation or partnership of which any such officer, director, employee or member or any such family relation is an officer, director, employee, partner or greater than 10% stockholder (based on percentage ownership of voting stock); (d) any trust with respect to which any such partnership is a trustee or beneficiary; or (e) any Affiliate.

SECTION 4.22.  NO BROKERS.

         Neither the Company nor any Person acting on behalf of the Company has agreed to pay a commission, finder's or investment banking fee, or similar payment in connection with this Agreement or any matter related hereto to any Person, nor has any such Person taken any action on which a claim for any such payment could be based.

SECTION 4.23. CUSTOMERS AND SUPPLIERS.

         Schedule 4.23 contains a complete and accurate list, with respect to the Assets, of all of the Company's customers and the dollar amount of the business which each represented during the year ended December 31, 2000. Except as set forth in Schedule 4.23, neither the Company nor any Member has received notice that, or reason to believe that, any such customer of the Company does not plan to continue to do business with the Purchaser, or plans to reduce its supplies to or volume of orders from the Purchaser or will not do business on substantially the same terms and conditions with the Purchaser subsequent to the Closing Date as such customer did with the Company before the Closing Date.

SECTION 4.24.  DISCLOSURE.

         All agreements, schedules, exhibits, documents, certificates, reports or statements furnished or to be furnished to the Purchaser by or on behalf of the Company or the Members in connection with this Agreement or the transactions contemplated hereby are true, complete and accurate. None of the representations and warranties set forth in this Agreement, the schedules, certificates, and the other documents furnished by the Company to the Purchaser pursuant hereto, contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements contained herein or therein not misleading.

                                   ARTICLE V.
                  REPRESENTATIONS AND WARRANTIES OF THE MEMBERS

SECTION 5.01.  TITLE; AGREEMENTS.

         Each of the Members hereby severally represents and warrants to the Purchaser, solely as to himself or herself and not with respect to any other Member, that such Member holds of record and holds beneficially the Membership Interest in the Company set forth opposite his or her name on Exhibit H hereto, free and clear of any and all Encumbrances or other restrictions.

SECTION 5.02.  EXECUTION AND EFFECT OF AGREEMENT.

         Each of the Members hereby severally represents and warrants to the Purchaser, solely as to himself or herself and not with respect to any other Member, that:

         (a) Such Member has the full right, power and authority to execute and deliver this Agreement and to perform his or her obligations hereunder, and to consummate the transactions contemplated hereby.

         (b) This Agreement has been duly executed and delivered by such Member and constitutes the legal, valid and binding obligation of such Member, enforceable against such Member in accordance with its terms, except as limited by the Bankruptcy and Equity Exceptions.


SECTION 5.03.  NO VIOLATION.

         Each of the Members hereby severally represents and warrants to the Purchaser, solely as to himself or herself and not with respect to any other Member, that neither the execution or delivery of this Agreement by such Member nor the consummation of the transactions contemplated hereby, (a) will violate any injunction, judgment, order, decree, or ruling of any government, Governmental Authority, or court to which such Member is bound or subject, or (b) will conflict with or result in a breach of, or give rise to a right of termination of, or accelerate the performance required by, any terms of any agreement to which such Member is a party, or constitute a default thereunder, or result in the creation of any Encumbrance.

SECTION 5.04.  LITIGATION; CLAIMS.

         Each of the Members hereby severally represents and warrants to the Purchaser, solely as to himself or herself and not with respect to any other Member, that there is no litigation, claim, proceeding or government investigation pending or threatened against such Member which could reasonably be expected to have a Material Adverse Effect on the Company or the transactions contemplated by this Agreement.

SECTION 5.05.  CONSENTS.

         Each of Alan Lawrence and James Leber hereby severally represents and warrants to the Purchaser, solely as to himself or herself and not with respect to any other Member, that no consent, approval, permit, authorization of, declaration to or filing with any Governmental Authority or any other third party on the part of such Member is required in connection with the execution and delivery by such Member of this Agreement or the consummation of the transactions contemplated hereby.

SECTION 5.06.  NO BROKERS.

         Each of Alan Lawrence and James Leber hereby severally represents and warrants to the Purchaser, solely as to himself or herself and not with respect to any other Member, that neither the Member nor any Person acting on behalf of such Member has agreed to pay a commission, finder's or investment banking fee, or similar payment in connection with this Agreement or any matter related hereto to any Person, nor has any such Person taken any action on which a claim for any such payment could be based.

SECTION 5.07.  INVESTMENT REPRESENTATIONS.

         (a) Each of the Members hereby severally represents and warrants to the Purchaser, solely as to himself or herself and not with respect to any other Member, that such Member has knowledge and experience in financial and business matters sufficient to enable him or her to evaluate the merits and risks of an investment in Hanover. Each of the Members, except John Craig, hereby severally represents and warrants to the Purchaser, solely as to himself or herself and not with respect to any other Member, that such Member either (i) has an individual net worth or joint net worth with that person's spouse of $1,000,000, or (ii) had individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of the two most recent years. Each of the Members hereby severally represents and warrants to the Purchaser, solely as to himself or herself and not with respect to any other Member, that such Member is acquiring the Hanover Common Stock and options to purchase common stock of the Purchaser for its own account, and not with a view to, or for sale in connection with, any distribution thereof.

         (b) Each of the Members hereby severally represents and warrants to the Purchaser, solely as to himself or herself and not with respect to any other Member, that such Member understands that the Hanover Common Stock has not been registered under the Securities Act by reason of its issuance in a transaction exempt from the registration requirements of the Securities Act pursuant to the exemption provided in Section 4(2) thereof, that the Hanover Common Stock and the Purchaser common stock has not been registered under applicable state securities laws by reason of their issuance in a transaction exempt from such registration requirements, and that the Hanover Common Stock and the Purchaser common stock may not be sold or otherwise disposed of unless registered under the Securities Act and applicable state securities laws, or exempted from registration, and that the certificates representing the Hanover Common Stock and the Purchaser common stock will bear the legends required by applicable securities and blue sky laws. Such Member further understands that the exemption from registration afforded by Rule 144 promulgated under the Securities Act is not presently available with respect to the Purchaser common stock.

         (c) Each of the Members hereby severally represents and warrants to the Purchaser, solely as to himself or herself and not with respect to any other Member, that such Member have received from the Purchaser or the Purchaser has made available such information, as he or she has requested with respect to Hanover and the Purchaser as such Member has deemed necessary and relevant in connection with the transactions contemplated by this Agreement, and such Member has had the opportunity, directly or through such representatives, to ask questions of and receive answers from Persons acting on behalf of the Purchaser or Hanover necessary to verify the information so obtained.

SECTION 5.08.  DISCLOSURE.

         Each of Alan Lawrence and James Leber hereby severally represents and warrants to the Purchaser, solely as to himself or herself and not with respect to any other Member, that:

         (a) All agreements, schedules, exhibits, documents, certificates, reports or statements furnished or to be furnished to the Purchaser by or on behalf of the Members in connection with this Agreement or the transactions contemplated hereby are true, complete and accurate.

         (b) None of the representations and warranties set forth in this Agreement, the schedules, certificates, and the other documents furnished by such Member to the Purchaser pursuant hereto, contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements contained herein or therein not misleading.

                                   ARTICLE VI.
                 REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

         The Purchaser hereby represents and warrants to the Company and the Members that the following representations and warranties are, as of the date hereof, and will be, as of the Closing Date, true and correct:

SECTION 6.01.  ORGANIZATION AND GOOD STANDING.

         The Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Purchaser has full corporate power and authority to own its properties and carry on its business as it is now being conducted.

         As of the date of this Agreement, the authorized capital stock of the Purchaser consists of 100,000 shares of Series A Preferred Stock, of which 97,000 are issued and outstanding, and 5,000 shares of Common Stock, of which 3,000 are issued and outstanding. There are no options, warrants or other rights or agreements relating to the issuance of capital stock of the Purchaser to which Purchaser is a party or by which Purchaser is bound.

SECTION 6.02.  EXECUTION AND EFFECT OF AGREEMENT.

         The Purchaser has the corporate power and authority to enter into this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by the Purchaser and the consummation by the Purchaser of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of the Purchaser, and no other proceeding on the part of the Purchaser is necessary to authorize the execution, delivery and performance of this Agreement and the transactions contemplated hereby. This Agreement has been duly executed and delivered by the Purchaser and constitutes the legal, valid and binding obligations of the Purchaser, enforceable against it in accordance with their respective terms, except as limited by the Bankruptcy and Equity Exceptions.

SECTION 6.03.  NO VIOLATION.

         Neither the execution or delivery of this Agreement by the Purchaser nor the consummation of the transactions contemplated hereby, (a) will violate any statute, regulation, rule, injunction, judgment, order, decree, ruling, charge or restriction of any Governmental Authority, or court to which the Purchaser is a party or to which it is bound or subject, or the provisions of the charter or bylaws of the Purchaser, (b) will conflict with or result in a breach of, or give rise to a right of termination of, or accelerate the performance required by, any terms of any agreement to which the Purchaser is a party, or constitute a default thereunder, or result in the creation of any Encumbrance, or (c) violates any provision of the Certificate of Incorporation or by-laws of the Purchaser.

SECTION 6.04.  CONSENTS.

         No consent, approval, permit, authorization of, declaration to or filing with any Governmental Authority or any other third party on the part of the Purchaser is required in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby or thereby.

SECTION 6.05.  NO BROKERS.

         Neither the Purchaser nor any Person acting on behalf of the Purchaser has agreed to pay a commission, finder's or investment banking fee, or similar payment in connection with this Agreement or any matter related hereto to any Person, nor has any such Person taken any action on which a claim for any such payment could be based.

SECTION 6.06.  DISCLOSURE.

         All agreements, schedules, exhibits, documents, certificates, reports or statements furnished or to be furnished to the Company or the Members by or on behalf of the Purchaser in connection with this Agreement or the transactions contemplated hereby are true, complete and accurate. None of the representations and warranties set forth in this Agreement, the schedules, certificates, and the other documents furnished by the Purchaser to the Company and the Members pursuant hereto, contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements contained herein or therein not misleading.

                                  ARTICLE VI.A

                    REPRESENTATIONS AND WARRANTIES OF HANOVER

         Hanover hereby represents and warrants to the Company and the Members that the following representations and warranties are, as of the date hereof, and will be, as of the Closing Date, true and correct:

SECTION 6A.01.  ORGANIZATION AND GOOD STANDING.

         Hanover is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland. Hanover has full corporate power and authority to own its properties and carry on its business as it is now being conducted.

SECTION 6A.02.  EXECUTION AND EFFECT OF AGREEMENT.

         Hanover has the corporate power and authority to enter into this Agreement, and to issue the shares of Hanover Common Stock to be delivered to the Company pursuant to this Agreement. The execution and delivery of this Agreement by Hanover and the consummation by Hanover of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of Hanover, and no other proceeding on the part of Hanover is necessary to authorize the execution, delivery and performance of this Agreement and the transactions contemplated hereby. This Agreement has been duly executed and delivered by Hanover and constitutes the legal, valid and binding obligations of Hanover, enforceable against it in accordance with their respective terms, except as limited by the Bankruptcy and Equity Exceptions.

                                  ARTICLE VII.

     CONDITIONS PRECEDENT TO THE OBLIGATIONS OF THE COMPANY AND THE MEMBERS

         The obligations of the Members and the Company with respect to actions to be taken on the Closing Date are subject to the satisfaction or waiver on or prior to the Closing Date of all of the conditions set forth in this Article VII.

SECTION 7.01.  REPRESENTATIONS AND WARRANTIES.

         All representations and warranties of the Purchaser contained in this Agreement shall be true and correct as of the Closing Date with the same effect as though such representations and warranties had been made on and as of such date; and a certificate to the foregoing effect dated the Closing Date and signed by the Chief Executive Officer or Chief Financial Officer of the Purchaser shall have been delivered to the Company and the Members.

SECTION 7.02.  PERFORMANCE OF OBLIGATIONS.

         All of the terms, covenants and conditions of this Agreement to be complied with and performed by the Purchaser on or before the Closing Date, including delivery of all of the items contemplated by Section 3.02(b) hereof, shall have been duly complied with and performed on or before the Closing Date; and certificates to the foregoing effect dated the Closing Date and signed by the Chief Executive Officer or Chief Financial Officer of the Purchaser shall have been delivered to the Company and the Members.

SECTION 7.03.  NO LITIGATION.

         No action or proceeding before a court or any other Governmental Authority or body shall have been instituted or threatened to restrain or prohibit the transactions contemplated by this Agreement and no Governmental Authority or body shall have taken any other action or made any request of the Company as a result of which the management of the Company deems it inadvisable to proceed with the transactions hereunder.

SECTION 7.04.  NO MATERIAL ADVERSE EFFECT.

         As of the Closing Date and since January 1, 2001, no event or circumstance shall have occurred with respect to the Purchaser which would constitute a Material Adverse Effect, and the Purchaser shall not have suffered any material loss or damages to any of its respective properties or assets whether or not covered by insurance, which change, loss or damage materially affects or impairs the ability of the Purchaser to conduct its business. As to the Purchaser, "Material Adverse Effect" shall mean any material adverse effect on the Purchaser's or any of its respective Affiliates' operations, condition (financial or otherwise), operating results, employee, customer, independent contractor or supplier relations or business prospects, taken as a whole.

SECTION 7.05.  OPINION OF COUNSEL.

         The Company and the Members shall have received an opinion from counsel to the Purchaser, dated as of the Closing Date, substantially in the form attached hereto as Exhibit F.

SECTION 7.06.  CONSENTS AND APPROVALS.

         All necessary consents of and filings required to be obtained or made by the Purchaser with any Governmental Authority, agency or third party relating to the consummation of the transactions contemplated by this Agreement shall have been obtained and made.

SECTION 7.07.  EMPLOYMENT AGREEMENTS.

         The Purchaser shall have executed employment agreements with the individuals listed on Schedule 7.07 attached hereto in substantially the form attached hereto as Exhibit F.

                                  ARTICLE VIII.

            CONDITIONS PRECEDENT TO THE OBLIGATIONS OF THE PURCHASER

         The obligations of the Purchaser with respect to actions to be taken on the Closing Date, are subject to the satisfaction or waiver on or prior to the Closing Date of all of the conditions set forth in this Article VIII.

SECTION 8.01.  REPRESENTATIONS AND WARRANTIES.

         All the representations and warranties of the Members and the Company contained in this Agreement shall be true and correct as of the Closing Date with the same effect as though such representations and warranties had been made on and as of such date; and the Members and the Company shall have delivered to the Purchaser certificates dated the Closing Date and signed by them to such effect.

SECTION 8.02.  PERFORMANCE OF OBLIGATIONS.

         All of the terms, covenants and conditions of this Agreement to be complied with or performed by the Members and the Company on or before the Closing Date, including delivery of all of the items contemplated by Section 3.02(a) hereof, shall have been duly complied with and performed on or before the Closing Date; and the Members and the Company shall have delivered to the Purchaser certificates dated the Closing Date and signed by them to such effect.

SECTION 8.03.  NO LITIGATION.

         No action or proceeding before a court or any other Governmental Authority or body shall have been instituted or threatened to restrain or prohibit the transactions contemplated by this Agreement and no Governmental Authority or body shall have taken any other action or made any request of the Purchaser as a result of which the management of the Purchaser deems it inadvisable to proceed with the transactions hereunder.

SECTION 8.04.  NO MATERIAL ADVERSE EFFECT.

         As of the Closing Date and since January 1, 2001, no event or circumstance shall have occurred with respect to the Company which would constitute a Material Adverse Effect, and the Company shall not have suffered any material loss or damages to any of its properties or assets whether or not covered by insurance, which change, loss or damage materially affects or impairs the ability of the Company to conduct its business. As to the Company, "Material Adverse Effect" shall mean any material adverse effect on the Assets, the Assumed Liabilities, Pamex Securities or any of the Company's operations, condition (financial or otherwise), operating results, employee, customer, independent contractor or supplier relations or business prospects.

SECTION 8.05.  OPINION OF COUNSEL.

         The Purchaser shall have received an opinion from counsel to the Company, dated as of the Closing Date, substantially in the form attached hereto as Exhibit G.

SECTION 8.06.  CONSENTS AND APPROVALS.

         All necessary consents of and filings required to be obtained or made by the Company with any Governmental Authority or agency relating to the consummation of the transactions contemplated herein shall have been obtained and made and all Consents and approvals of third parties listed on Schedule 4.16 shall have been obtained, and such Consents or approvals shall not contain any provisions which, in the reasonable judgment of the Purchaser, are unduly burdensome.

SECTION 8.07.  EMPLOYMENT AGREEMENTS.

         Each of the individuals listed on Schedule 7.07 shall have entered into employment agreements substantially in the form attached hereto as Exhibit E.

                                   ARTICLE IX.
                             POST-CLOSING COVENANTS

SECTION 9.01.  CHANGE OF NAME.

         Within five (5) business days following the Closing, the Company will file amendments to its Articles of Organization with the New Jersey Secretary of State changing the Company's name to a dissimilar name reasonably satisfactory to Purchaser.

SECTION 9.02.  RECORDS.

         The Purchaser shall make available to the Company during regular business hours, after appropriate notice from the Company, any financial records of the Company relating to periods up to the Closing Date which are reasonably necessary to allow the Company to complete any federal, state or local income tax return, or respond to any request from a governmental authority. The Company shall have no right to inspect, and the Purchaser shall have no obligation to make available any customer lists or mailing lists.

SECTION 9.03.  FURTHER ASSURANCES.

         The Company shall cooperate with the Purchaser to complete any and take such other action, as the Purchaser may reasonably request to more effectively transfer, convey and assign to the Purchaser, and to confirm the Purchaser's title to and interest in, all of the Assets, to put the Purchaser in actual possession and operating control thereof, to assist the Purchaser in exercising all rights with respect thereto and to carry out the purposes and intent of this Agreement.

                                   ARTICLE X.
                                 INDEMNIFICATION

SECTION 10.01.  OBLIGATIONS OF THE COMPANY AND THE MEMBERS.

         In partial consideration of the commitment of the Purchaser hereunder, the Company and the Members, severally and not jointly, agree to indemnify and hold harmless the Purchaser and any of its Affiliates, directors, officers, agents and employees and each other Person, if any, controlling the Purchaser (each a "Purchaser Indemnified Person") from and against any liability, obligation, loss or expense (or actions or claims in respect thereof) to which such Purchaser Indemnified Person may become subject as a result of, or based upon or arising out of, directly or indirectly, (a) any inaccuracy in, breach or nonperformance of, any of the representations, warranties, covenants, agreements or schedules made by the Company or the Members in or pursuant to this Agreement, (b) any failure by any of the parties hereto to comply with any bulk transfer laws that may be applicable to the transactions contemplated hereby, or (c) the Unassumed Liabilities, and will reimburse any Purchaser Indemnified Person for all reasonable expenses (including the reasonable fees of counsel) as they are incurred by any such Purchaser Indemnified Person in connection with investigating, preparing or defending any such action or claim pending or threatened, whether or not such Purchaser Indemnified Person is a party hereto; provided however, that no Member shall have any liability pursuant to this Section 10.01 in excess of such Member's proportionate share of the amount of cash and the value of stock paid to the Company pursuant to Section 2.04 of this Agreement. For purposes of the foregoing, the Member's proportionate share shall be determined by reference to the Member's ownership interest in the Company as of the date hereof.

         The Company shall have no indemnification obligation under this Section 10.01, except to the extent that the aggregate amount of all indemnification claims exceeds $5,000.00, and in which case, the Company shall be responsible for the first dollar of such claims.

SECTION 10.02.  OBLIGATIONS OF THE PURCHASER.

         In partial consideration of the commitment of the Company and the Members hereunder, the Purchaser agrees to indemnify and hold harmless the Company, the Members and any of their respective Affiliates, directors, officers, agents and employees and each other Person, if any, controlling the Company, or the Members or any of their respective Affiliates (each a "Member Indemnified Person") from and against any liability, obligation, loss or expense (or actions or claims in respect thereof) to which such Member Indemnified Person may become subject as a result of, or based upon or arising out of, directly or indirectly, (a) any inaccuracy in, breach or nonperformance of, any of the representations, warranties, covenants, agreements or schedules made by the Purchaser in or pursuant to this Agreement, (b) the Purchaser's ownership or operation of the Assets or the business related to the Assets after the Closing or (c) the Assumed Liabilities, and will reimburse any Member Indemnified Person for all reasonable expenses (including the reasonable fees of counsel) as they are incurred by any such Member Indemnified Person in connection with investigating, preparing or defending any such action or claim pending or threatened, whether or not such Member Indemnified Person is a party hereto.

SECTION 10.03.  TAX INDEMNIFICATION.

         The Company and the Members shall be responsible for, and shall indemnify and hold harmless the Purchaser and its Subsidiaries and Affiliates in respect of, any liability, obligation, loss or expense (or actions or claims in respect thereof) attributable to all Taxes (other than payroll Taxes as shown on the Closing Balance Sheet) with respect to the ownership, use or leasing of the Assets on or prior to the Closing. The Company's share of all real and personal property Taxes, state and local ad valorem Taxes and assessments applicable to the Assets for any period commencing on or prior to the Closing Date and ending after the Closing Date shall be determined on a pro rata basis based on the length of such period and when the Closing Date occurs therein. The indemnification obligation of the Company and its Members under this Section 10.03 is separate from and in addition to their indemnification obligation under Section 10.01, provided, however, in the case of any item of liability, obligation, loss or expense covered by both Sections, no Purchase Indemnified Person shall recover more than the actual amount of his loss.

SECTION 10.04.  PROCEDURE FOR THIRD PARTY CLAIMS.

         (a) Any Purchaser Indemnified Person and any Member Indemnified Person shall each be referred to collectively herein as an "Indemnified Person." Any Indemnified Person seeking indemnification with respect to any losses, claims, damages, liabilities or expenses shall give notice to the Person from whom indemnification is sought (each, an "Indemnifying Person") on or before the date specified in Section 10.05.

         (b) If any claim, demand, liability or obligation is asserted by any third party against any Indemnified Person, the Indemnifying Person shall have the right, unless otherwise precluded by applicable law, to conduct and control the defense, compromise or settlement of any action or threatened action brought against the Indemnified Person in respect of matters addressed by the indemnity set forth in this Article X (an "Action"). The Indemnified Person shall have the right to employ counsel separate from counsel employed by the Indemnifying Person in connection with any such Action or threatened Action and to participate in the defense thereof, but the fees and expenses of such counsel employed by the Indemnified Person shall be at the sole expense of the Indemnified Person, unless (i) the Indemnifying Person shall have elected not, or, after reasonable written notice of any such Action or threatened Action, shall have failed, to assume or participate in the defense thereof, (ii) the employment thereof has been specifically authorized by the Indemnifying Person in writing, or (iii) the parties to any such Action or threatened Action (including any impleaded parties) include both the Indemnifying Person and the Indemnified Person and the Indemnifying Person shall have been advised in writing by counsel for the Indemnified Person that there may be one or more defenses available to the Indemnified Person that are not available to the Indemnifying Person or legal conflicts of interest pursuant to applicable rules of professional conduct between the Indemnifying Person and the Indemnified Person (in any such case, the Indemnifying Person shall not have the right to assume the defense of such Action on behalf of the Indemnified Person), in either of which events referred to in clauses (i), (ii) and (iii) the fees and expenses of one such separate counsel employed by the Indemnified Person shall be at the expense of the Indemnifying Person. The Indemnifying Person shall not, without the written consent of the Indemnified Person, settle or compromise any such Action or threatened Action or consent to the entry of any judgment which does not include as an unconditional term thereof the giving by the claimant or the plaintiff to the Indemnified

Person a release from all liability in respect of such Action or threatened Action. Unless the Indemnifying Person shall have elected not, or shall have after reasonable written notice of any such Action or threatened Action failed, to assume or participate in the defense thereof, the Indemnified Person may not settle or compromise any Action or threatened Action without the written consent of the Indemnifying Person. If, after reasonable written notice of any such Action or threatened Action, the Indemnifying Person neglects to defend the Indemnified Person, a recovery against the latter for damages suffered by it in good faith, is conclusive in its favor against the Indemnifying Person; provided, however, that no such conclusive presumption shall be made if the Indemnifying Person has not received reasonable written notice of the Action against the Indemnified Person.

SECTION 10.05.  SURVIVAL.

         The representations, warranties, covenants and agreements made by the parties in this Agreement, including the indemnification obligations of the Company, the Members and the Purchaser set forth in this Article X, shall survive the Closing and shall continue in full force and effect without limitation after the Closing for a period of three (3) years following the Closing Date, except that claims related to fraud or willful misconduct shall survive until the expiration of ninety (90) days following the expiration of the statute of limitations applicable to the matter giving rise to such claim.

SECTION 10.06.  REMEDIES.

         (a) Each party hereto acknowledges that irreparable damage would result if this Agreement is not specifically enforced. Therefore, the rights and obligations of the parties under the Agreement, including, without limitation, their respective rights and obligations to sell and purchase the Assets, shall be enforceable by a decree of specific performance issued by any court of competent jurisdiction, and appropriate injunctive relief may be applied for and granted in connection therewith. Each party hereto agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and hereby agrees to waive the defense that a remedy at law would be adequate in any action for specific performance hereunder.

         (b) Except as otherwise provided herein, no delay of or omission in the exercise of any right, power or remedy accruing to any party as a result of any breach or default by any other party under this Agreement shall impair any such right, power or remedy, nor shall it be construed as a waiver of or acquiescence in any such breach or default, or of any similar breach or default occurring later; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default occurring before or after that waiver.

SECTION 10.07.  RIGHT TO SET-OFF CONTINGENT CONSIDERATION.

         (a) Any indemnification to which any Member Indemnified Person is entitled or other claim by the Purchaser for a breach of a representation or warranty contained in this Agreement may be satisfied through set-off by notifying the Company that the Purchaser is reducing the amount of the contingent consideration payable to the Company pursuant to Section 2.04(b) or
(c) hereof.

         (b) Prior to any such set-off, the Purchaser shall submit a notice to the Company of any claim for which it is entitled to payment, specifying in reasonable detail (i) the nature of the claim and (ii) the amount of the claimed liability in respect of each such claim. If within 15 days after receipt of such claim no notice of objection has been filed by the Company, the Purchaser may offset the amount of such claimed liability against the contingent consideration. In the event of any objection notice with respect to such claim, the amount of such claim shall be withheld by the Purchaser from any payment of contingent consideration otherwise required until such claim is resolved by the parties.

         (c) Nothing in this Section 10.05 shall limit any of the Purchaser's other remedies.

                                   ARTICLE XI.
                               GENERAL PROVISIONS

SECTION 11.01.  COOPERATION.

         The Company, the Members and the Purchaser shall each deliver or cause to be delivered to the other on the Closing Date, and at such other times and places as shall be reasonably agreed to, such additional instruments as the other may reasonably request for the purpose of carrying out the transactions contemplated by this Agreement. The Members will cooperate and use their best efforts to have the present officers, directors and employees of the Company cooperate with the Purchaser on and after the Closing Date in furnishing information, evidence, testimony and other assistance in connection with any Tax Return filing obligations, actions, proceedings, arrangements or disputes of any nature with respect to matters pertaining to all periods prior to the Closing Date.

SECTION 11.02.  PRESS RELEASES; CONFIDENTIALITY.

         (a) Prior to Closing and thereafter, none of the Purchaser, the Company or the Members shall make any press release or public announcement in connection with the transactions contemplated hereby without the prior written consent of the other parties; provided that the Purchaser and the Company acknowledge the issuance of that certain press release dated December 21, 2000.

         (b) The Purchaser agrees to keep non-public information regarding the Company confidential until the Closing Date and agrees that it will only use such information in connection with the transactions contemplated by this Agreement and not disclose any of such information other than (i) to the Purchaser's Representatives who are involved with the transactions contemplated by this Agreement, (ii) to the extent such information presently is or hereafter becomes available, on a non-confidential basis, from a source other than the Members or the Company, and
(iii) to the extent disclosure is required by law, legal process, regulation or judicial order by any Governmental Authority.

         (c) The Company and the Members agree to keep non-public information regarding the Purchaser, Hanover, the Assets or the business related to the Assets, confidential and agree that they will only use such information in connection with the transactions contemplated by this Agreement and not disclose any of such information other than (i) to the Members' and the Company's respective Representatives who are involved with the transactions contemplated by this Agreement, (ii) to the extent such information presently is or hereafter becomes available, on a non-confidential basis, from a source other than the Purchaser and (iii) to the extent disclosure is required by law, legal process, regulation or judicial order by any Governmental Authority.

         (d) Prior to any disclosure required by law, legal process, regulation or judicial order, the Purchaser, the Company or the Members, as the case may be, shall advise each of the others of such requirement so that it may seek a protective order.

         (e) The Company and the Members recognize and acknowledge that they had in the past, currently have, and in the future may have, access to certain confidential information of the Company and/or the Purchaser and Hanover, such as operational policies, and pricing and cost policies that are valuable, special and unique assets of the Company's and/or the Purchaser's or Hanover's respective businesses. The Company and the Members agree that they will not disclose such confidential information to any Person for any purpose or reason whatsoever, except (i) to authorized Representatives of the Purchaser who need to know information in connection with the transactions contemplated hereby,
(ii) following the Closing, such information may be disclosed by the Company and the Members as is required in the course of performing their duties for the Purchaser and (iii) to counsel and other advisors, provided that such advisers (other than counsel) agree to the confidentiality provisions of this Section 11.02, unless (A) such information becomes known to the public generally through no fault of any such Members, or (B) disclosure is required by law, legal process, regulation or judicial order, provided, that prior to disclosing any information pursuant to this clause (B), the Company and the Members shall give prior written notice thereof to the Purchaser and provide the Purchaser with the opportunity to contest such disclosure. In the event of a breach or threatened breach of the provisions of this Section 11.02, the Purchaser shall be entitled to an injunction restraining the Company or the Members, as the case may be, from disclosing, in whole or in part, such confidential information. Nothing herein shall be construed as prohibiting the Purchaser from pursuing any other available remedy for such breach or threatened breach, including the recovery of damages. In the event the transactions contemplated by this Agreement are not consummated, the Company and the Members shall have none of the above-mentioned restrictions on their ability to disseminate confidential information with respect to the Company.

         (f) Because of the difficulty of measuring economic losses as a result of the breach of the foregoing covenants in this Section 11.02, and because of the immediate and irreparable damage that would be caused for which they would have no other adequate remedy, the parties hereto agree that, in the event of a breach by any of them of the foregoing covenants, the covenant may be enforced against the other parties by injunctions and restraining orders.

         (g) The obligations of the parties under this Section 11.02 shall survive the termination of this Agreement for a period of three (3) years from the Closing Date.


SECTION 11.03.  EXPENSES.

         Whether or not the transactions contemplated hereby are consummated,
(a) the Purchaser shall pay all of its legal, accounting and other out-of-pocket expenses incident to the transactions contemplated hereby and (b) the Company shall pay the Members' and the Company's legal, accounting and other out-of-pocket expenses incident to the transactions contemplated hereby.

SECTION 11.04.  AMENDMENTS AND WAIVERS.

         Any term of this Agreement may be amended, supplemented or modified, only with the written consent of each of the parties hereto, and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the party against whom the waiver is sought to be enforced, including, in the case of the Members, all Members who are a party to this Agreement at the time such enforcement is sought. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof (whether or not similar), nor shall such waiver constitute a continuing waiver unless otherwise expressly provided.

SECTION 11.05.  SUCCESSORS AND ASSIGNS.

         This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, that this Agreement and any or all rights and obligations hereunder may not be assigned or transferred without the prior written consent of the other parties hereto; except that the Purchaser may assign its rights hereunder to any wholly-owned Subsidiary of the Purchaser or Hanover, provided the Purchaser remains liable for its obligations hereunder.

SECTION 11.06.  NO THIRD PARTY BENEFICIARIES.

         The rights created by this Agreement are only for the benefit of the parties hereto, and no Person (other than parties to this Agreement or their respective successors or permitted assigns) shall have or be construed to have any legal or equity right, remedy or claim under or in respect of or by virtue of this Agreement or any provision herein contained; provided, however, that the provisions of Article X above concerning indemnification are intended for the benefit of the individuals specified therein, and their respective legal representatives, successors and assigns.

SECTION 11.07.  CHOICE OF LAW.

         (a) This Agreement shall be governed by and construed under and the rights of the parties determined in accordance with the laws of the State of New York (without reference to the choice of law provisions of the State of New
York) except with respect to matters of law concerning the internal corporate affairs of any corporate entity which is a party to or the subject of this Agreement, and as to those matters the law of the jurisdiction under which the respective entity derives its powers shall govern.

         (b) Each of the parties hereto irrevocably consents to the service of any process, pleading, notices or other papers by the mailing of copies thereof by registered, certified or first class mail, postage prepaid, to such party at such party's address set forth herein, or by any other method provided or permitted under applicable law.

         (c) To the extent that a party hereto has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to itself or its property, such party hereby irrevocably waives such immunity in respect of their obligations pursuant to this Agreement.

SECTION 11.08.  NOTICES.

         Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given upon the earlier of (a) personal delivery to the party to be notified, (b) receipt after deposit with the United States Post Office, by registered or certified mail, postage prepaid return receipt requested, (c) the next Business Day after dispatch via nationally recognized overnight courier or (d) confirmation of transmission by facsimile (provided such transmission is also contemporaneously sent via one of the methods specified in clauses (a), (b) or (c)), all addressed to the party to be notified at the address indicated for such party below, or at such other address as such party may designate by ten (10) Business Days' advance written notice to the other parties. Notices should be provided in accordance with this Section at the following addresses:

If to the Purchaser, to:                       With a copy to:

HanoverTrade.com                               Piper Marbury Rudnick & Wolfe LLP
90 West Street, Suite 2210                     6225 Smith Avenue
New York, New York  10006                      Baltimore, Maryland 21209-3600
Fax: (212) 732-4728                            Fax:    (410) 580-3780

Attn: John Burchett, Chief Executive Officer   Attn:   Rachel Mandell

If to the Company and the Members to:          With a copy to:

Alan E. Lawrence                               Pepper Hamilton LLP
James M. Leber                                 300 Alexander Park, CN 5276
379 Thornall Street                            Princeton, New Jersey
Edison, New Jersey  08837                      Fax:    (609) 452-1147
Fax: ____________________                      Attn:   Michael Mann


SECTION 11.09.  SEVERABILITY.

         If one or more provisions of this Agreement shall be held invalid, illegal or unenforceable, such provision shall, to the extent possible, be modified in such manner as to be valid, legal and enforceable but so as to most nearly retain the intent of the parties, and if such modification is not possible, such provision shall be severed from this Agreement. In either case, the balance of this Agreement shall be interpreted as if such provision were so modified or excluded, as the case may be, and shall be enforceable in accordance with its terms.

SECTION 11.10.  ENTIRE AGREEMENT.

         This Agreement, together with the exhibits and schedules hereto, constitutes the entire agreement among the parties with respect to the subject matter hereof and supersedes all prior understandings and agreements, whether written or oral, and no party shall be liable or bound to any other party in any manner by any warranties, representations or covenants except as specifically set forth herein.

SECTION 11.11.  CONSTRUCTION.

         The parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of authorship of any provision of this Agreement.

SECTION 11.12.  TITLES AND SUBTITLES.

         The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

SECTION 11.13.  COUNTERPARTS.

         This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

SECTION 11.14. TAX MATTERS.

         (a) The Company, the Members and the Purchaser shall cooperate fully with each other and make available or cause to be made available to each other in a timely fashion such tax data, prior tax returns and filings and other information as may be reasonably required for the preparation by the Purchaser or the Company or the Members of any tax returns, elections, consents or certificates required to be prepared and filed by the Purchaser or the Company and any audit or other examination by any taxing authority, or judicial or administrative proceeding relating to liability for Taxes. The Purchaser, the Company and the Members will each retain and provide to the other party all records and other information which may be relevant to any such Tax Return, audit or examination, proceeding or determination, and will each provide the other party with any final determination of any such audit or examination, proceeding or determination that affects any amount required to be shown on any Tax Return of the other party for any period. Without limiting the generality of the foregoing, each of the Purchaser, the Company and the Members will retain copies of all Tax Returns, supporting work schedules and other records relating to tax periods or portions thereof ending prior to or on the Closing Date.

         (b) Any sales, transfer, use or other similar Taxes imposed as a result of the sale of the Assets to the Purchaser pursuant to this Agreement shall be paid by the Company. All recording, transfer and other similar Taxes and fees payable as a result of the public recordation of the instruments of conveyance or transfer of the Assets executed and delivered to the Purchaser pursuant to this Agreement shall be allocated between the Purchaser and the Company in accordance with the customary practice prevailing in the place where any such Assets are located.

         (c) The Company agrees to furnish the Purchaser upon request clearance certificates or similar documents that may be required by any state, local or other taxing authority to relieve the Purchaser of any obligations to withhold any portion of the Purchase Price to be transferred pursuant to Article II hereof.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

"PURCHASER"             HANOVERTRADE.COM, INC.


                        By:
                            ---------------------------------------------------

                        Name:
                               ------------------------------------------------
                        Title:
                                -----------------------------------------------
                        Date:
                               ------------------------------------------------

"HANOVER"               HANOVER CAPITAL MORTGAGE HOLDINGS, INC.


                        By:
                            ---------------------------------------------------
                        Name:
                               ------------------------------------------------
                        Title:
                                -----------------------------------------------
                        Date:
                               ------------------------------------------------

"COMPANY"               PAMEX CAPITAL PARTNERS, L.L.C.


                        By:
                            ---------------------------------------------------
                        Name:
                               ------------------------------------------------
                        Title:
                                -----------------------------------------------
                        Date:
                               ------------------------------------------------

"MEMBERS"
                        -------------------------------------------------------
                        Alan E. Lawrence

                        -------------------------------------------------------
                        James M. Leber

                        -------------------------------------------------------
                        Kevin J. Bailey

                        -------------------------------------------------------
                        Frank M. Corr

                        -------------------------------------------------------
                        John B. Craig

                        -------------------------------------------------------
                        Roberta M. Graffeo

                                    EXHIBIT A

                            COMPANY WIRE INSTRUCTIONS

                                    EXHIBIT B

                          ALLOCATION OF PURCHASE PRICE

                                    EXHIBIT C

                                  BILL OF SALE

                                    EXHIBIT D

                       ASSIGNMENT AND ASSUMPTION AGREEMENT

                                    EXHIBIT E

                          FORM OF EMPLOYMENT AGREEMENTS

                                    EXHIBIT F

                     FORM OF OPINION OF PURCHASER'S COUNSEL

                                    EXHIBIT G

                      FORM OF OPINION OF COMPANY'S COUNSEL

                                    EXHIBIT H

                    LIST OF MEMBERS AND MEMBERSHIP INTERESTS

Member's Name                                         Percentage Interest
-------------                                         -------------------
Alan E. Lawrence
James M. Leber
Kevin J. Bailey
Frank M. Corr
John B. Craig
Roberta M. Graffeo
----------------------                                        -----
Total                                                         100%

                                    SCHEDULES